Exhibit 99.3

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It is recommended that you
return this form with Richton
stock certificates to The Bank
of New York no later that 5 P.M.
Eastern Time, on October 1, 2001.
---------------------------------

                       ELECTION FORM/LETTER OF TRANSMITTAL

                      PLEASE SEE THE "ELECTION INFORMATION
                          AND INSTRUCTIONS BOOKLET" FOR
                       INFORMATION AND INSTRUCTIONS ABOUT
                                    THIS FORM

                            Return this form and your
              Richton International Corporation stock certificates
                       to The Bank of New York as follows:

          By Mail:              -------------------------                By Hand:
Tender & Exchange Department     Do you need assistance?      Tender & Exchange Department
       P.O. Box 11248           Call The Bank of New York     c/o Depositary Trust Company
    Church Street Station            1-800-507-9357                  55 Water Street
New York, New York 10286-1248   -------------------------        (Jeanette Park Entrance)
                                                                New York, New York 10041

                              By Overnight Courier:
                              The Bank of New York
                    Tenders & Exchange Department, 2nd Floor
                               385 Rifle Camp Road
                         West Paterson, New Jersey 07424

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1. About You and Your Shares--Indicate Address Changes as Necessary Below
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                                            Taxpayer Identification Number:

                                            Certificate Number(s):

                   ------------------------------------------

                                            Total Certificated Shares:

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2. Election Options and Required Signatures--Complete A, B and C * All Richton
   certificates MUST accompany this form (except as set forth in Sections 2 and 5 of the Instructions) *
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A) Options--Choose ONE

|_| 1. Exchange all Richton shares  |_| 2. Exchange all Richton shares   |_| 3. Exchange _____________
       for the cash election               for the stock election               Richton shares for the cash
                                                                                election and the remainder for the
                                                                                stock election

B) Required Signatures--All Richton stockholders must sign below. The stockholder whose Social Security Number is printed above must sign the W-9.

X
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Signature of Stockholder                                      Date

X
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Signature of Stockholder                                      Date
(if joint account)

(    )      -
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Area Code and Daytime Phone

The signatory above applies for registration in the share register of Deere & Company as the owner of such number of registered shares resulting from the exchange of Richton shares and declares that such signatory has acquired the registered Deere common stock, if any, in such signatory's own name and for such signatory's own account.

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                         (Continued on the reverse side)

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C) W-9 Certification/
   Substitute Form
   W-9

   Department of the
   Treasury Requested for
   Taxpayer Identification
   Number and
   Certification

                                    Part 1--
                               PLEASE PROVIDE YOUR
                            TAXPAYER IDENTIFICATION
                              NUMBER ("TIN") BELOW
                             AND CERTIFY THAT IT IS
                               YOUR CORRECT TIN BY
                               SIGNING AND DATING
                                      BELOW

                        ________________________________
                         Taxpayer Identification Number,
                            Social Security Number or
                         Employer Identification Number

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Part 2--Check this |_| if you are exempt from backup withholding.
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3. Special Transfer or Payment Instructions
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The check and/or Deere common stock certificates from the exchange will be issued in the name(s) printed in Section 1 unless you indicate a different name below. Your signature and a Signature Guarantee are required. The Substitute W-9 to the right must be completed by the new account holder.

________________________________________________________________________________
Name

________________________________________________________________________________
Address

________________________________________________________________________________
City-State-Zip Code

X
--------------------------------------------------------------------------------
Authorized Signature(s)

                                 MEDALLION STAMP

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4. Special Delivery Instructions
--------------------------------------------------------------------------------

The Deere common stock certificates and/or check will be mailed to the address shown in Section 1 unless you indicate a different address below:

________________________________________________________________________________
Name

________________________________________________________________________________
Address

________________________________________________________________________________
City-State-Zip Code

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Part 3--By signing below, you are certifying that you have not been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding as a result of a failure to report all interest and dividends or that the IRS has notified you that you are no longer subject to backup withholding. You must cross out this Part 3 if this certification does not apply to you.
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Part 4-- Check this |_| if you are awaiting a TIN.
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CERTIFICATION--Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to issued to me) and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30.5% of all reportable payments made to me will be withheld; (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or, (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including U.S. resident alien).

Certification Instructions. You must cross out Item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

________________________________________           _____________
               Signature                                Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
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5. Notice of Guaranteed Delivery
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________________________________________________________________________________
Name of Firm

________________________________________________________________________________
Authorized Signature

________________________________________________________________________________
Title

________________________________________________________________________________
Address

________________________________________________________________________________
City-State-ZIP Code

Area Code and Telephone
Number(s): _________________________________________________

Date: ______________________________________________________

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